Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisitions
4. Acquisitions
2021 Acquisitions
Alight Business Combination
On July 2, 2021, the Company completed the Business Combination for consideration transferred of approximately $5.0 billion. The Business Combination was accounted for using the acquisition method under Accounting Standards Codification Topic 805,
Business Combinations
(“ASC 805”), which requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. The preliminary consideration and allocation of the purchase price to the fair value of the combined assets acquired and liabilities assumed is presented below. The preliminary measurement of consideration transferred, including noncontrolling interest, and the allocations reflect the best estimates of the valuations currently available and are subject to change once additional analyses are completed. The accounting for the Business Combination is not complete as the valuation for certain acquired assets and liabilities, primarily related to non-working
capital accounts, have not been finalized and these final valuations of the assets and liabilities could have a material impact on the preliminary purchase price allocation disclosed below. The allocation will be finalized as soon as practicable, but no later than one year from the acquisition date.
On the Closing Date, the Company paid $36 million of deferred underwriting costs related to FTAC’s initial public offering and $37 million of fees related to the PIPE Investment, which were treated as a reduction of equity. Approximately $21 million of the Company’s acquisition-related costs were paid on the Closing Date. Additionally, $39 million of seller transaction costs were paid on the Closing Date, including $36 million in advisory and investment banker fees that were contingent upon the consummation of the Business Combination. As these fees are considered success fees in nature, they are considered to have been incurred “on the line”, and therefore, were not recognized in the Consolidated Statements of Comprehensive Income (Loss) in either the Predecessor or Successor periods.

On the Closing Date, approximately $36 million of certain executive compensation related expenses that were contingent upon the closing of the Business Combination were triggered. As these expenses were contingent upon the change-in-control
event, they are considered to have been incurred “on the line”, and therefore, were not recognized in the Consolidated Statements of Comprehensive Income (Loss) in either the Predecessor or Successor periods.
The following table summarizes the preliminary consideration transferred (in millions):

Cash consideration to prior equityholders (1)	$1,055
Repayment of debt	1,814

Total cash consideration	$2,869

Continuing unitholders rollover equity into the Company (2)	1,414
Contingent consideration — Tax Receivable Agreement (3)	618
Contingent consideration — Seller Earnouts (3)	109

Total consideration transferred	$5,010

Noncontrolling interest (4)	$800

(1)	Includes cash consideration paid to reimburse seller for certain transaction expenses.
(2)	The Company issued approximately 141 million shares that had a total fair value of approximately $1.4 billion based on the price of $10 per share on July 2, 2021, the acquisition date.
(3)
The TRA and Seller Earnouts represent liability classified contingent consideration. The estimated fair value of the TRA is preliminary and subject to adjustments in subsequent periods. Refer to Note 9 “Stockholders’ and Members’ Equity”, Note 14 “Financial Instruments” and Note 15 “Fair Value Measurement” for further discussion.

(4)
The fair value of the noncontrolling interest is estimated based on the fair value of acquired business, which was determined based on the price of the Company’s Class A Common Stock at the July 2, 2021 Closing Date, plus the contingent consideration related to the Seller Earnouts. The fair value of the noncontrolling interest is preliminary and subject to adjustments in subsequent periods. The noncontrolling interest is exchangeable for Class A Common Stock at the option of the holder. Refer to Note 9 “Stockholders’ and Members’ Equity” for additional information.

The following table summarizes the preliminary purchase price allocation (in millions):

Cash and cash equivalents	$460
Receivables	486
Fiduciary assets	1,015
Other current assets	162
Fixed assets	205
Other assets	425
Accounts payable and accrued liabilities	(327)
Fiduciary liabilities	(1,015)
Other current liabilities	(293)
Debt assumed	(2,370)
Deferred tax liabilities	(3)
Other liabilities	(396)
Intangible assets	4,078

Total identifiable net assets	$2,427

Goodwill	$3,383

Measurement Period Adjustments
During the fourth quarter of 2021, the Company recorded measurement period adjustments to its initial allocation of purchase price as a result of ongoing valuation procedures on assets acquired and liabilities assumed, including (i) an increase in Other current assets of $3 million, (ii) a decrease in Other assets of $15 million, (iii) a decrease in Other current liabilities of $9 million, and (iv) an increase to Other liabilities of $15 million due to the adjustment of certain lease liabilities and right-of-use
assets, (v) a decrease of $1 million to reflect the fair value of fixed assets, (vi) an increase in consideration transferred of $40 million due to an updated TRA valuation, (vii) a decrease in Deferred taxes of $7 million, (viii) an increase to the fair value of noncontrolling interest of $38 million, and (iv) an increase to Goodwill of $27 million due to the incremental adjustments discussed in items (i) through (viii). The impact of these measurement period adjustments on the Consolidated Statements of Comprehensive Income (Loss) was not material.

Intangible Assets
Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805. The trade name intangible asset represents the corporate Alight tradename, which was valued using the relief-from-royalty method. The technology related intangible assets represent software developed by Alight Holdings to differentiate its product/service offerings for its customers, valued using the relief-from-royalty method. The customer-related and contract based intangible assets represent strong, long-term relationships with customers, valued using the multi-period excess earnings method. The preliminary values allocated to identifiable intangible assets and their estimated useful lives are as follows:

	Fair value	Useful life
Identifiable intangible assets	(in millions)	(in years)
Definite lived trade names	$400	15
Technology related intangibles	$222	6
Customer-related and contract based intangibles	$3,456	15
Goodwill
Approximately $3.4 billion has been preliminarily allocated to goodwill. Goodwill represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable definite-lived intangible assets acquired. Qualitative factors that contribute to the recognition of goodwill include certain intangible assets that are not recognized as separate identifiable intangible assets apart from goodwill, including assembled workforce and expected future market conditions. Of the preliminary goodwill established, $1.6 billion was tax deductible.
Pro Forma Financial Information
The following unaudited pro forma financial information presents the results of operations as if the Business Combination had occurred on January 1, 2020. The unaudited pro forma results may not necessarily reflect the actual results of operations that would have been achieved nor are they necessarily indicative of future results of operations.
The unaudited pro forma financial information is as follows (in millions):

	Year Ended
	December 31,
	2021	2020
Pro forma revenue	$2,915	$2,728
Pro forma net loss	$(26)	$(158)
Pro forma net loss attributable to controlling interest	$(17)	$(129)
Pro forma net loss attributable to noncontrolling interest	$(9)	$(29)
The unaudited pro forma financial information does not assume any impacts from revenue, cost or other operating synergies that could be generated as a result of the Business Combination. The unaudited pro forma financial information is for informational purposes only and is not indicative of the results of operations that would have been achieved had the Business Combination been consummated on January 1, 2020.
The Successor and Predecessor periods have been combined in the pro forma financial information for the years ended December 31, 2021 and 2020 and include adjustments to reflect intangible asset amortization based on the economic values derived from definite-lived intangible assets and a reduction in interest expense related to the repayment of existing debt. Additionally, the unaudited pro forma financial information includes nonrecurring, direct transaction costs incurred in connection with the Business Combination of approximately $11 million for the Predecessor year ended December 31, 2020. These adjustments are net of taxes.
Retiree Health Exchange
On October 1, 2021, the Company completed the acquisition for consideration transferred of approximately $199 million. The acquisition was accounted for using the acquisition method under ASC 805, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. The preliminary consideration and allocation of the purchase price to the fair value of the combined assets acquired and liabilities assumed is presented below. The preliminary measurement of consideration transferred and the allocations reflect the best estimates of the valuations currently available and are subject to change once additional analyses are completed. The accounting for the acquisition is not complete as the valuation for acquired assets and liabilities have not been finalized and these final valuations of the assets and liabilities could have a material impact on the preliminary purchase price allocation disclosed below. The allocation will be finalized as soon as practicable, but no later than one year from the acquisition date.

The following table summarizes the preliminary purchase price allocation (in millions):

Receivables	$1
Other current assets	29
Accounts payable and accrued liabilities	(13)
Intangible assets	104

Fair value of net assets acquired and liabilities assumed	121
Goodwill	78

Total consideration	$199

Intangible assets include customer-related and contract based intangibles and technology with estimated useful lives of 13 years and 5 years, respectively. Acquisition-related costs incurred and recognized within Selling, general and administrative expenses during the Predecessor six months ended June 30, 2021 and Successor six months ended December 31, 2021 were $1 million and $3 million, respectively. Total revenue for this acquisition included in the Company’s Consolidated Statements of Comprehensive Income (Loss) for the Successor six months ended December 31, 2021 was approximately $123 million. Approximately $78 million has been preliminarily allocated to goodwill, all of which was tax deductible.
Other Acquisitions
The Company also completed one small acquisition during the year ended December 31, 2021. The acquisition was not material to the Company’s results of operations, financial position, or cash flows. The Company accounted for the acquisition as a business combination under ASC 805. The goodwill identified by this acquisition is primarily attributed to the synergies that are expected to be realized as well as intangible assets that do not qualify for separate recognition, such as assembled workforce. Goodwill is not amortized and is deductible for tax purposes. Upon completion of this acquisition, the business is now wholly-owned by the Company.
2020 Acquisition
The Company completed one acquisition during the Predecessor year ended December 31, 2020. The acquisition was not material to the Company’s results of operations, financial position, or cash flows. The Company accounted for the acquisition as a business combination under ASC 805. The goodwill identified by this acquisition was primarily attributed to the synergies that were expected to be realized as well as intangible assets that did not qualify for separate recognition, such as assembled workforce. Goodwill is not amortized and is deductible for tax purposes. Upon completion of this acquisition, the business is now wholly-owned by the Company.